UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 5, 2004

                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

        DELAWARE                          000-22149             76-0511037
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                    File No.)          Identification No.)

                   1301 Travis, Suite 2000, Houston, TX 77002
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960

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         (Former name or former address, if changed since last report.)


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Item 12. Results of Operations and Financial Condition.

      On May 5, 2004, Edge Petroleum Corporation announced first quarter financial results and provided updated 2004 guidance. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

      The following exhibits are filed herewith:

      Exhibit 99.1 Edge Petroleum Corporation press release dated May 5, 2004.


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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Edge Petroleum Corporation

May 5, 2004                                 By:     /s/ Michael G. Long
                                                --------------------------------
                                                        Michael G. Long

                                                Senior Vice President and Chief
                                                Financial and Accounting Officer